     As filed with the Securities and Exchange Commission on April 23, 1999
                         1940 Act Registration No. 811-6187
                             1933 Act File No. 33-36454

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /_/
     Pre-Effective Amendment No.   /_/                                /_/
     Post-Effective Amendment No.  12                                 /X/

                                        and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /_/
     Amendment No. 12                                                 /X/
                          (Check appropriate box or boxes)

                              ASM INDEX 30 FUND, INC.
                 (Exact Name of Registrant as Specified in Charter)

               410 PARK AVENUE, 18TH FLOOR, NEW YORK, NEW YORK 10022
                (Address of Principal Executive Offices) (Zip Code)

                                   (212) 891-7900
                 Registrant's Telephone Number, Including Area Code

     M. FYZUL KHAN, ESQ., 410 PARK AVENUE, 18TH FLOOR, NEW YORK, NEW YORK 10022
                      (Name and Address of Agent for Service)

                      Please send copies of communications to
                            Steven M. Felsenstein, Esq.
                       Stradley, Ronon, Stevens & Young, LLP
                              2600 One Commerce Square
                            Philadelphia, PA 19103-7098

It is proposed that this filing will become effective (check appropriate box)

/_/  immediately upon filing pursuant to paragraph (b)
/x/  on April 24, 1999 pursuant to paragraph (b)
/_/  60 days after filing pursuant to paragraph (a)(1)
/_/  on ____________ pursuant to paragraph (a)(1)
/_/  75 days after filing pursuant to paragraph (a)(2)
/_/  on ____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                     [LOGO]

                                          ASM INDEX 30 FUND, INC.

                                          410 PARK AVENUE
                                          18TH FLOOR
                                          NEW YORK, NEW YORK 10022
                                          (800) 333-4276

                                          PROSPECTUS
                                          DATED APRIL 24, 1999

                    A DIVERSIFIED, PURE NO-LOAD MUTUAL FUND

Everything you need to open your account is inside, including:

        Current Prospectus

        New Account Application

        New Account Information

        How to Contact ASM Index 30 Fund

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR COMPLETENESS OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMPANIES THAT COMPRISE THE DOW JONES INDUSTRIAL AVERAGE:

ALLIED SIGNAL, INC.
ALUMINUM COMPANY OF AMERICA
AMERICAN EXPRESS CO.
AT&T CORP.
BOEING CO.
CATERPILLAR, INC.
CHEVRON CORP.
CITIGROUP INC.
COCA-COLA CO.
E.I. DUPONT DE NEMOURS & CO.
EASTMAN KODAK CO.
EXXON CORP.
GENERAL ELECTRIC CO.
GENERAL MOTORS CORP.
GOODYEAR TIRE & RUBBER CO.
HEWLETT-PACKARD CO.
INTERNATIONAL BUSINESS MACHINES CORP.
INTERNATIONAL PAPER CO.
JOHNSON & JOHNSON
McDONALD'S CORP.
MERCK & CO.
MINNESOTA MINING & MANUFACTURING CO.
J.P. MORGAN & CO.
PHILIP MORRIS COMPANIES, INC.
PROCTER & GAMBLE CO.
SEARS ROEBUCK & CO.
UNION CARBIDE CORP.
UNITED TECHNOLOGIES CORP.
WAL-MART STORES, INC.
WALT DISNEY CO.

TABLE OF CONTENTS                        PAGE
------------------------------------     -----
About the Fund......................           4

Performance Information.............           5

Fees and Expenses...................           6

Management of the Fund..............           6

Shareholder Investment Accounts.....           7

Buying Shares.......................           7

TABLE OF CONTENTS                        PAGE
------------------------------------     -----

Selling Shares......................           9

Portfolio Turnover..................          10

Distributions and Taxes.............          11

Year 2000...........................          11

Recent Developments.................          11

Legal Proceedings...................          11

Financial Highlights................          13

ABOUT THE FUND

INVESTMENT OBJECTIVE--

    The investment objective of the ASM Index 30 Fund, Inc.(the "Fund") is to achieve total return through a combination of capital appreciation and current income. The investment objective of the Fund may not be changed without shareholder approval.

INVESTMENT APPROACH--

    The Fund limits its investments to the common stocks of the 30 companies that make up the well-known Dow Jones Industrial Average ("DJIA")*, all of which are listed on the New York Stock Exchange. The stocks of these companies are widely known and represent major American corporations engaged in a variety of industries.

    The Fund invests at least 95% of the Fund's assets in an equal number of shares of each of these 30 companies, without regard to the share prices of the individual stocks, with the goal of tracking the total return of the DJIA. The balance of any assets not invested in these companies is normally held in cash or cash equivalents.

------------------------

* "Dow Jones Industrial Average" and "DJIA" are the property of Dow Jones & Company. The ASM Index 30 Fund, Inc. is neither affiliated with, nor endorsed by, Dow Jones & Company.

PRINCIPAL INVESTMENT RISKS--

    There is no guarantee that the Fund will achieve its investment objective. Since the Fund limits its investments to the 30 widely followed stocks of the DJIA which are listed on the inside of the front cover of this prospectus, any number of factors, including market and economic conditions, can cause the Fund's performance to be lower or greater than that of other funds which invest in similar stocks. Because the prices of stocks fluctuate, your investment in the Fund will fluctuate, which means that you could lose money. However, stocks have historically been a popular choice of long term investors with specific investment goals.

    Some of the principal risks of investing in the Fund include:

        Market Risk--Market risk is the risk that all or a majority of the securities in a certain market like the stock or bond market--will decline in value because of factors such as economic conditions, investor confidence and future expectations.

        Industry and Security Risk--Generally, this is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

    The risks make it possible that one or more of the stocks held by the Fund may go down in value, which will affect the Fund's goal of increasing the total value of Fund shares. However, by limiting the stocks held by the Fund to 30 well-known, major American corporations, the potential for risk, while not eliminated, may be somewhat reduced. Please see the Statement of Additional Information for further discussion of these risks and other risk factors.

    THE FUND MAY NOT ACHIEVE ITS INVESTMENT GOALS AND IT IS NOT INTENDED TO SERVE AS A COMPLETE INVESTMENT PROGRAM. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY

PERFORMANCE INFORMATION

    The charts that follow help to show the returns and risks of investing in the Fund. They show changes in the Fund's yearly performance over the life of the Fund and compare the Fund's average annual returns for the past one-year, five-year, and the life of the Fund to those of the DJIA during each period.

    Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Funds to other funds. You should keep in mind that the Fund's past performance is not necessarily an indication of the Fund's future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASM INDEX 30 FUND, INC. TOTAL RETURN AS OF 12/31 EACH YEAR
1991                                                                    -8.90%*
1992                                                                      5.70%
1993                                                                     13.33%
1994                                                                      1.04%
1995                                                                     29.05%
1996                                                                     24.78%
1997                                                                     24.51%
1998                                                                     16.78%
Best Calendar Quarter: Q2 1997 17.08%
Worst Calendar Quarter: Q3 1998 -11.72%

------------------------

* Not annualized. Shares of the Fund were first sold on March 4, 1991.

         AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED 12/31/98)

                                                                                                          SINCE
                                                                                                     COMMENCEMENT OF
                                                                                                       OPERATIONS
                                                                  PAST ONE YEAR   PAST FIVE YEARS     MARCH 4, 1991
                                                                 ---------------  ---------------  -------------------

ASM Index 30 Fund, Inc.                                                 16.78%           18.79%             12.88%
Dow Jones Industrial Average++                                          18.00%           22.06%             17.94%

------------------------

++ The DJIA is a composite of the common stocks of 30 widely held, well-known large capitalization domestic corporations. The DJIA's performance assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

FEES AND EXPENSES

    The following table describes the fees and expenses that you may pay in connection with an investment in the Fund.

                           SHAREHOLDER FEES
               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) on Purchases
(as a percentage of offering price)                               None
Sales Charge on Reinvested Dividends                              None
Redemption Fees                                                   None
Exchange Fees                                                     None

                    ANNUAL FUND OPERATING EXPENSES
             (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Advisory Fee                                                     0.08%
Other Expenses                                                   0.83%
Total Annual Fund Operating Expenses                             0.91%(1)

------------------------

1 Extraordinary non-recurring expenses arising from recent events are expected to result in a materially higher expense ratio during the current period.

EXPENSE EXAMPLE--

    This is an example of what you might pay in expenses over various time periods and will help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the same hypothetical factors used by other funds in their prospectuses: a $10,000 investment, 5% total return each year and no change in Fund expense levels. This example is the same whether you sold your shares at the end of the period or kept them. This example is for comparison only since actual returns and expenses will be different.

  ONE YEAR      THREE YEARS   FIVE YEARS    TEN YEARS
-------------  -------------  -----------  -----------
  $      93      $     290     $     504    $   1,120

MANAGEMENT OF THE FUND

    The Fund is managed by the Board of Directors (the "Board") which is responsible for protecting the interests of shareholders. The members of the Board are experienced business persons who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review Fund performance.

    The Board appoints an investment adviser to manage the day-to-day operations of the Fund. The basis for this arrangement is detailed in an Investment Management Agreement between the Fund and the investment adviser.

    The Fund's investment adviser is required to manage the Fund in accordance with its fundamental policy, which limits the Fund's investments primarily to the common stocks of the 30 companies that comprise the DJIA. In doing so, the investment adviser is responsible for purchases and sales of the securities held by the Fund, including the reinvestment of the Fund's assets. As such, the investment adviser conducts the daily business affairs of the Fund and oversees investments in the Fund in keeping with its investment objective, policies and restrictions.

    On February 26, 1999, the Board appointed ORBITEX Management, Inc. ("ORBITEX"), 410 Park Avenue, New York, N.Y. 10022 to serve as the investment adviser to the Fund for an interim period of up to 120 days. The Board also recommended that shareholders approve (at a meeting to be called to consider this proposal) a tax-free reorganization of the Fund as a new series of an existing fund managed by ORBITEX.

    ORBITEX is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ORBITEX is currently organized as a New York corporation. ORBITEX is affiliated with ORBITEX Management Ltd., a Canadian corporation and investment adviser, which provides investment services to individuals and institutions including Canadian unit trusts. ORBITEX is a majority-owned subsidiary of Capital Management Ltd., a Bahamian corporation and an investment management firm. Mr. Thomas Bachmann is the sole controlling person of Capital Management Ltd. ORBITEX is the parent corporation of ORBITEX Capital Strategies, Inc., an investment adviser. ORBITEX acts as investment adviser to the ORBITEX Group of Funds, a U.S. registered investment company. As of April 6, 1999, ORBITEX, its subsidiary ORBITEX Capital Strategies, Inc. and its affiliate ORBITEX Management Ltd. have an aggregate of approximately $1.2 billion in investment company and other portfolio assets under management.

    Courtney D. Smith is the Portfolio Manager for the Fund and assumed primary responsibility for the day-to-day management of the Fund's portfolio on March 1, 1999. Mr. Smith joined ORBITEX in 1996. Formerly, commencing in 1990, he was President and Chief Investment Officer of Pinnacle Capital Management, Inc., which provides managed futures accounts. Commencing in 1993, he was also President and Chief Executive Officer of Quantum Financial Services, Inc., a futures and stock brokerage firm. Mr. Smith also manages the Orbitex Growth Fund.

    Under an interim Investment Management Agreement dated as of February 28, 1999 (the "Agreement") between the Fund and ORBITEX, which is effective for no more than 120 days pending a shareholder meeting and vote regarding a new investment management agreement, ORBITEX is entitled to receive a monthly fee at an annual rate of 0.08% of the Fund's average daily net assets for services provided to the Fund. On February 28, 1999, the Fund replaced the Fund's previous investment adviser with ORBITEX. The Fund's previous investment adviser had served as its investment adviser since the Fund commenced operations on March 4, 1991. For the fiscal year ended 1998, pursuant to a fee waiver and expense reimbursement agreement, the Fund's previous investment adviser waived all of its management fees of $26,302 and reimbursed the Fund for certain expenses.

SHAREHOLDER INVESTMENT ACCOUNTS

BUYING SHARES

    You may purchase shares of the Fund without any sales charge directly from the Fund or through an investment adviser, financial planner, broker, dealer or other investment professional. You may buy shares at the Fund's Net Asset Value ("NAV"), next computed after the close of business (currently 4:00 pm Eastern time) each day that the New York Stock Exchange ("NYSE") is open. The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding. The Fund's securities are valued each day at their market value, which usually means the last quoted sale price on the security's principal exchange on that day. The Fund reserves the right to reject (and will return) large purchase orders it receives after 3:00 p.m. for purchases on that day.

    The following chart shows the minimum investments required to open an account:

                                                                                                 MINIMUM
                                                                            MINIMUM INITIAL    ADDITIONAL
TYPE OF ACCOUNT                                                               INVESTMENT       INVESTMENT
-------------------------------------------------------------------------  -----------------  -------------

Regular Accounts.........................................................      $   1,000        $     100

Automatic Investment Plan................................................      $   1,000        $     100

Regular, Spousal, Roth and Educational IRAs+.............................      $     500        $     100

    Only investments in U.S. dollars are accepted. Third party checks are not acceptable. A fee may be charged for a check that does not clear and the Fund reserves the right to refuse any investment.

------------------------

+ For IRA accounts--Please call us at 1-800-333-4276 to obtain the required forms to establish any of the IRAs currently available.

SHARE EXCHANGE PRIVILEGE--

    You may exchange shares you own (minimum, $2,500 initial, $100 per subsequent investment) for shares of the Flex-Funds Money Market Fund, provided such shares are offered in your state of residence. The exchange request may be made by phone or by mail. Be sure to obtain and read the current prospectus of the Flex-Funds Money Market Fund before you make the exchange. All new accounts resulting from a share exchange will be subject to the same privileges as your original account. Currently, there is no charge applicable for share exchanges. Such exchange of shares, however, is considered a taxable event for IRS purposes. The Fund may change, discontinue or temporarily suspend this exchange privilege during unusual market conditions or upon 60 days' notice to shareholders.

AUTOMATIC INVESTMENT PLAN--

    Shareholders may elect to automatically make investments in the Fund ($100 minimum per transaction) by completing the section of the account application for this purpose. There is no charge for this service. However, the transfer agent will impose a fee if sufficient funds are not available in your account at the time of the automatic transaction.

ACCOUNT STATEMENTS AND REPORTS--

    Every Shareholder will receive an account statement that describes transactions processed in an account. In addition, every Shareholder will receive a statement whenever the Fund declares a dividend or distribution. Shareholders will also receive a year-end statement providing information for tax purposes as well as Annual and Semi-Annual Reports for the Fund.

HOW TO OPEN AN ACCOUNT--

NEW ACCOUNTS                         ADD TO EXISTING ACCOUNTS
In Writing:
                                     On the investment slip, fill in the
Complete and sign the application    amount you are enclosing, write
and mail the application along with  your account number on your check
your check to:                       and mail to:
                        ASM INDEX 30 FUND, INC.
                   c/o Mutual Funds Service Co., Inc.
                  P. O. Box 7177, 6000 Memorial Drive
                            Dublin, OH 43017
By Phone--Federal Funds Wire:
Call first to obtain an account
number. Complete the required
information on the application and   Instruct your bank to send your
mail it to the above address.        investment by wire as follows:
Instruct your bank to wire your
investment to:
            Star Bank, N.A., Cinti/Trust, ABA # 0420-0001-3
       Attn: ASM Index 30 Fund, Inc., Credit Account # 480389436
                  Name(s) of registered Shareholder(s)
 Personal Account Number (Your ASM Index 30 Fund, Inc. account number)
Automatically:
Complete the required information
on the application and send it with  Call us to request the appropriate
your initial investment to:          forms and instructions.
                        ASM INDEX 30 FUND, INC.
                   c/o Mutual Funds Service Co., Inc.
                  P. O. Box 7177, 6000 Memorial Drive
                            Dublin, OH 43017

SELLING SHARES

    You may sell shares of the Fund that you own back to the Fund at any time. The price per share will be the next NAV determined after your request is accepted in good order by the Fund's transfer agent. Good order means that a written request must be signed by the shareholder(s) and, when required, the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). A request for a sale of shares will be processed promptly and you can generally expect to receive a check for the proceeds within a week (7 days). You may redeem by telephone up to 3:00 p.m. EST. You may redeem shares only on days when the NYSE is open, which is normally weekdays except for certain holidays. Currently, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

HOW TO SELL YOUR SHARES--

IN WRITING:                                               MAIL TO:
--------------------------------------------------------  --------------------------------------------------------

Send a written letter of instruction signed by all
registered owners indicating:
Your name(s) on the account
Your Account number                                       ASM Index 30 Fund, Inc.
The dollar amount or the number of shares you wish to     c/o Mutual Fund Service Co., Inc.
sell How and where to send the proceeds (including        P.O. Box 7177
signature guarantee(s) and other documentation, if        6000 Memorial Drive
required)                                                 Dublin, OH 43017
Please include signature(s) and other documentation, if
required.

By Phone:

    Call us at 1-800-333-4276 with your request and a check will be sent to the address of record. All telephone calls are recorded for your protection and reasonable procedures are taken to verify the identity of the caller (such as providing your account number and taxpayer identification number). If such measures are followed to ensure against unauthorized transactions, the Fund, ORBITEX and the Fund's Transfer Agent will not be responsible for any losses.

By Wire:

    Call us at 1-800-333-4276 with your request and a federal funds wire will be transmitted to your bank based on the information you gave us on your account application.

    Certain written requests to sell shares require a signature guarantee. A signature guarantee is used to help protect you and the Fund from fraud. A signature guarantee for all registered owners is required under the following circumstances: redemptions of $25,000 or more, all requests where the address of record on the account was changed within the last 30 days, and when the proceeds are to be sent to a different payee or address of record.

    You can obtain a signature guarantee from a bank, broker-dealer, credit union, securities exchange, clearing agency, or savings association but not from a notary public. Please call the Fund to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

ADDITIONAL INVESTMENT INFORMATION

    The Fund reserves the right to make a "redemption in kind" (payment in portfolio securities rather than cash) if the amount to be redeemed is large enough to possibly affect Fund operations or if the redemption would otherwise disrupt the Fund. For example, the Fund may redeem shares in-kind if the amount represents more than 5% of the Fund's assets.

    If you are selling shares recently purchased, payment of your proceeds may be delayed until payment for those shares has been confirmed by the transfer agent, but not in excess of 15 days.

PORTFOLIO TURNOVER

    The Fund's portfolio turnover rate for each of the fiscal years ending October 31, 1997 and 1998 was 265% and 196%, respectively. The Fund continues to be invested almost entirely in equities. Almost all Fund portfolio turnover is a result of purchases and sales of securities necessary for settlement of purchases and redemptions of Fund shares requested by Fund shareholders and stock splits of the portfolio securities held by the Fund. High portfolio turnover involves additional brokerage expense and may involve increased tax consequences to the Fund and its shareholders.

DISTRIBUTIONS AND TAXES

    In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

    Every January you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in October, November and December but paid in January are taxable as if they were paid in December.

    When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of The Flex-Funds Money Market Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

    By law, the Fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number
(TIN), or certify that your TIN is correct, or if the IRS instructs the Fund to do so.

    Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. YOU SHOULD CONSULT WITH YOUR TAX ADVISER ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF YOUR INVESTMENT IN THE FUND.

YEAR 2000

    As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate data-related information on or after January 1, 2000. This is commonly referred to as the "Year 2000 Issue." The Fund is taking steps to obtain satisfactory assurances that the Fund's major service providers are taking steps reasonably designed to address the Year 2000 Issue with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. ORBITEX has reviewed the types of securities and debt obligations held as investments by the Fund to determine the impact of the Year 2000 Issue on the returns and relative safety of principal of such securities and debt obligations. Based on this review, ORBITEX does not believe the Year 2000 Issue poses any substantial risk for such returns and safety of principal.

RECENT DEVELOPMENTS

    The appointment of ORBITEX as the Fund's investment adviser was approved by the Board to assure continuity of management upon the termination of the previous adviser as of the close of business on February 28, 1999. The Board has also proposed that shareholders approve a tax-free reorganization of the Fund with another fund advised by ORBITEX.

LEGAL PROCEEDINGS

    On February 8, 1999, a suit was filed in the Thirteenth Judicial Circuit Court, Hillsborough County, Florida, against Steven H. Adler, a former director and officer of the Fund, Vector Index Advisors, Inc., the former investment adviser of the Fund, and the Fund, alleging that the former director and officer of the Fund failed to invest in the Fund amounts purportedly paid by the plaintiffs to the former investment adviser of the Fund. The relief sought is the recovery of the investment amounts and interest thereon, additional general, consequential and incidental damages, legal costs and disbursements, and declaratory and injunctive relief to preclude the Fund from transferring or permitting the dissipation of its assets. With the possible exception of the former director and officer of the Fund, the Fund had no knowledge that the amounts purportedly paid by the plaintiffs to the former investment adviser were, as the plaintiffs have alleged, to be invested in the Fund. The Fund and its counsel are investigating this matter and the possibility that other unasserted claims or improprieties exist. At the present time, the liability of the Fund, if any, is not readily determinable.

FINANCIAL HIGHLIGHTS

    The table below provides details of the Fund's performance for the fiscal years ended October 31 from 1994 to the present. Certain information reflects financial results for a single Fund share. The line at the end of the first section, "Total Return", shows the actual performance results experienced by the Fund for each period and the percentage by which an investment in the Fund would have increased (or decreased), assuming all dividends and distributions were reinvested each year. All of these figures were audited by the Fund's independent auditors, PricewaterhouseCoopers LLP, or other accounting firms previously engaged by the Fund. The report of PricewaterhouseCoopers LLP, for the most recent fiscal year and the Fund's financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.

                                                                            YEARS ENDED OCTOBER 31,
                                                             -----------------------------------------------------
                                                               1998       1997       1996      1995(A)    1994(A)
                                                             ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF YEAR.........................  $   17.21  $   14.13  $   11.37  $    9.78  $   10.07
INVESTMENT OPERATIONS:
    Net investment income..................................       0.32       0.18       0.08       0.00       0.56
    Net gains (losses) from investments (realized and
      unrealized)..........................................       2.54       3.34       2.76       1.77      (0.16)
                                                             ---------  ---------  ---------  ---------  ---------
  Total from investment operations.........................       2.86       3.52       2.84       1.77       0.40
                                                             ---------  ---------  ---------  ---------  ---------
DISTRIBUTIONS:
    From net investment income.............................      (0.27)     (0.18)     (0.07)     (0.05)     (0.52)
    In excess of net investment income.....................       0.00      (0.11)     (0.01)     (0.13)      0.00
    From net realized gains................................      (0.78)     (0.15)      0.00       0.00       0.00
    Tax return of capital..................................       0.00       0.00       0.00       0.00      (0.17)
                                                             ---------  ---------  ---------  ---------  ---------
  Total Distributions......................................      (1.05)     (0.44)     (0.08)     (0.18)     (0.69)
                                                             ---------  ---------  ---------  ---------  ---------
  NET ASSET VALUE, END OF YEAR.............................  $   19.02  $   17.21  $   14.13  $   11.37  $    9.78
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
  TOTAL RETURN.............................................     17.13%     25.18%     25.01%     18.10%      3.97%
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of year (000)..........................  $  29,535  $  21,127  $   9,315  $   9,704  $   7,277
    Ratio of expenses to average net assets*...............      0.18%      0.42%      1.86%      3.01%**     0.75%
    Ratio of net investment income to average net
      assets*..............................................      1.60%      1.51%      0.53%      0.04%      2.17%
    Portfolio turnover rate***.............................       196%       265%       391%       340%      1193%

------------------------

  * Ratios are presented net of fees voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as follows: ratio of expenses to average net assets would have been 0.91%, 1.05%, 2.59%, 5.77% and 2.94% for 1998, 1997, 1996, 1995, and 1994, respectively; ratio of net investment income (loss) to average net assets would have been 0.87%, 0.88%, (0.20%), (2.72%) and (0.02%) for 1998, 1997, 1996, 1995 and 1994,
    respectively. As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October 31, 1995 and 1994, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated.

 ** Includes $50,460 of interest expense not subject to the expense reimbursement agreement.

*** The Fund continues to be as fully invested in equities as possible.
    Therefore, portfolio turnover is higher than most equity mutual funds because purchases and sales of portfolio securities are necessary for settlement of transactions requested by Fund shareholders and stock splits by the companies in the DJIA require the Fund to purchase and sell portfolio securities to maintain the Fund's investment in an equal number of shares of such companies.

 (a) Audited by predecessor auditor.

                                                     [LOGO]

    A Statement of Additional Information ("SAI") contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's Annual and Semi-Annual Reports to shareholders contain additional information about the Fund's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

    You may obtain a free copy of these documents, or make other shareholder inquiries, by calling or writing the Fund:

    BY TELEPHONE: 1-800-333-4276

    BY MAIL:    ASM Index 30 Fund, Inc.
                410 Park Avenue
                18th Floor,
                New York, NY 10022

ASM Index 30 Fund, Inc.
                c/o Mutual Funds Service Co., Inc.
                6000 Memorial Drive
                P. O. Box 7177
                Dublin, OH 43017

    You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or by visiting the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room.

    (Investment Company Act File No. 811-6187)

ASM INDEX 30 FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

APRIL 24, 1999



This Statement of Additional Information ("SAI") relates to the ASM Index 30 Fund, Inc., (the "Fund") which is a registered open-end management investment company, commonly known as a mutual fund. This SAI is not a prospectus and should be read in conjunction with the prospectus of the Fund dated April 24, 1999. You may obtain the prospectus by calling 1-800-333-4276 or by writing to the Fund at:

                             ASM INDEX 30 FUND, INC.
                                 410 Park Avenue
                                   18th Floor,
                               New York, NY 10022

                             ASM INDEX 30 FUND, INC.
                       c/o Mutual Funds Service Co., Inc.
                               6000 Memorial Drive
                                 P. O. Box 7177
                                Dublin, OH 43017


TABLE OF CONTENTS                                                    PAGE
Fund History                                                           3

Description of the Fund and Its
Investments and Risks                                                  3

Investment Restrictions                                                5

Portfolio Turnover                                                     6

Management of the Fund                                                 7

Control Persons and Principal Holders of Securities                    9

Investment Advisory and Other Service Providers                        10

Brokerage Allocation and Other Practices                               12

Capital Stock                                                          13

Purchases, Redemptions and
         Pricing of Shares                                             13

Taxation of the Fund                                                   14

Underwriters                                                           15

Calculation of Performance Data                                        15

Financial Statements                                                   18

Appendix A - Standard & Poor's
Bond Ratings                                                           31

Appendix B - Moody's Bond Ratings                                      32


FUND HISTORY

The Fund was organized in the State of Maryland on April 25, 1990. The Fund is a diversified, open-end management investment company.

It is not contemplated that regular annual meetings of shareholders will be held. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. In addition, ten of the Fund's shareholders holding the lesser of $25,000 worth or one percent of the Fund's shares may advise the directors in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a director. The directors will then, if requested by the Applicants, mail at the Applicants' expense the Applicants' communication to all other shareholders.


DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The following information supplements the discussion of the Fund's investment objectives and policies.

The investment objective of the Fund is to provide total return through a combination of capital appreciation and current income. The Fund's principal investment strategies are described in the Fund's prospectus.

SHORT-TERM INVESTMENTS

With respect to no more than 5% of the Fund's total assets, the Fund may invest in the following:

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by ORBITEX Management, Inc. (the "Adviser") to present minimum credit risks in accordance with guidelines established by the Board. The Adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

COMMERCIAL PAPER

The Fund may invest in commercial paper which are short-term promissory notes issued by companies to finance their, or their affiliates', current obligations. The Fund may purchase only high quality obligations that the Adviser believes present minimal credit risks. To be considered high quality, a security must be
(i) an obligation issued by the U.S. government; (ii) with respect to commercial paper other than obligations issued by the U.S. government, rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating organizations (each referred to as an "NRSRO") (or by one NRSRO, if only one has rated the security); or (iii) if unrated, judged by the Adviser to be of equivalent quality to short-term obligations rated in one of the two highest rating categories for short-term obligations by at least two NRSROs. The rating categories of two NRSROs are included in Appendices to this SAI.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS

The Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as Government National Mortgage Association bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and others are backed only by the credit of the instrumentality.

EURODOLLAR BANK OBLIGATIONS

The Fund may invest in Eurodollar bank obligations that the Adviser believes present minimal credit risks. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Eurodollar bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

STAR TREASURY FUND SHARES

The Fund may also invest in shares of the Star Treasury Fund. Star Treasury Fund is a series of a Massachusetts business trust registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is managed by the Fund's custodian, Star Bank. The Fund's investments in such shares shall be limited to investments pursuant to sweep arrangements for the overnight investment of assets of the Fund that are not otherwise invested at the end of a given day.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are Represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

2.   Make short sales of securities or maintain a short position.

3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make investments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

4. Buy or sell commodities or commodity futures contracts, or buy or sell real estate, real estate limited partnership interests or other interests in real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

5. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies).

6.   Make investments for the purpose of exercising control or management.

7. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

8. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

10. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues a single class).

11. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

12. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange).

13. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

14.  Invest in oil, gas or mineral related programs, partnerships or leases.

The Fund and the Adviser have informally adopted guidelines of the staff of the U.S. Securities and Exchange Commission limiting the value of the Fund's investments in illiquid investments to no more than 15% of the Fund's net asset value. Illiquid investments are generally investments for which market quotations are not readily available or that the Fund could not sell or dispose of in the ordinary course of business within seven calendar days at approximately the price at which the Fund has valued the investment. Because the Fund has a policy of investing at least 95% of the Fund's assets in the equity securities of 30 large capitalization companies trading on the New York Stock Exchange and its other investments are generally not illiquid, it is unlikely that the Fund would ever approach exceeding this limitation.


PORTFOLIO TURNOVER

The Fund's portfolio turnover rate for each of the fiscal years ending October 31, 1997 and 1998 was 265% and 196%, respectively. The Fund continues to be almost entirely invested in equities. Almost all Fund portfolio turnover is a result of purchases and sale of securities necessary for settlement of purchases and redemptions requested by Fund shareholders and stock splits of the portfolio securities held by the Fund. High portfolio turnover involves additional brokerage expense and may involve increased tax consequences to the Fund and its shareholders. See "Taxation of the Fund" below.

MANAGEMENT OF THE FUND

The overall management of the business and affairs of the Fund is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Adviser, Custodian, Transfer Agent, Accounting and Administrative providers. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board. The directors and officers of the Fund and of the Adviser, their age, business addresses and principal occupations during the past five years are:

                                                                     PRINCIPAL OCCUPATION DURING
     DIRECTORS & OFFICERS              POSITION WITH FUND                  THE PAST 5 YEARS
     --------------------              ------------------                  ----------------

W. Keith Schilit                    Director;  Chair, Audit        Faculty Member, Univ. of South
Age 44                              Committee                      Florida;
Catalyst Ventures                                                  President, Catalyst Ventures
4928 Bay Way Drive                                                 (Venture capital and
Tampa, FL  33629                                                   consulting).

Daniel Calabria,                    Director                       Retired; formerly Executive
Age 62                                                             Vice President, Wm. R. Hough &
7068 So. Shore Drive So.                                           Co. (mutual funds); formerly
South Pasadena, FL  33707                                          President, Templeton Fund
                                                                   Management Corp. (mutual
                                                                   funds);  Trustee, IDEX Mutual
                                                                   Funds (mutual funds);  Trustee,
                                                                   Florida Tax-Free Funds (mutual
                                                                   funds).

Jerome P. Feltenstein,              Director                       President, American Business
Age 64                                                             Associates, Inc. (umbrella
61 Mimosa Drive                                                    manufacturer).
Cos Cob, CT 06807

Arthur Salzfass,                    Director                       Consultant, Micro Info; (computer
Age 64                                                             consulting) Director, SBM Inc.;
98 Paulding Drive                                                  President, Rutledge Books, Inc.
Chappaqua, NY 10514                                                (publishing); Chief Operating
                                                                   Officer, Honi-Corp,
                                                                   Inc. (computer software); Chief
                                                                   Executive Officer and
                                                                   President, U.S. Fibercom, Inc.
                                                                   (international telephone service
                                                                   company).

M. Fyzul Khan (1), (2)              Acting Chief Executive         Legal Counsel and 1940 Act
Age 27                              Officer; Compliance Officer    Compliance Officer, and
                                    and Secretary                  currently Corporate Secretary,
                                                                   of the Adviser, March 1998 to
                                                                   present; Corporate Secretary of
                                                                   ORBITEX Group of Funds
                                                                   (investment adviser); formerly
                                                                   in-house attorney at CIBC

                                                                     PRINCIPAL OCCUPATION DURING
     DIRECTORS & OFFICERS              POSITION WITH FUND                  THE PAST 5 YEARS
     --------------------              ------------------                  ----------------

                                                                   Oppenheimer from August 1997 to
                                                                   March 1998 (hedge fund); and
                                                                   law student at Widener
                                                                   University School of Law from
                                                                   September 1994 to June 1997.

Keith D. Kemp (1), (3)              Acting Chief Financial         Vice President of Operations of
                                    Officer                        the Adviser, 1999 to present; formerly,
                                                                   Vice President of Mutual Fund
                                                                   Accounting and Administration, The
                                                                   Bank of New York from 1998 to 1999
                                                                   (banking); formerly, Senior Manager,
                                                                   Forum Financial Group from 1996 to
                                                                   1998 (investment services); and formerly,
                                                                   Business Unit Controller and Assistant
                                                                   Treasurer, First Data Investor Services
                                                                   Group from 1992 to 1996 (investment services).

(1) Interested person of the Fund under the 1940 Act.

(2) On March 6, 1999, the Board acted to appoint M. Fyzul Khan as the only officer of the Fund beginning on April 1, 1999. On April 12, 1999, the Board acted to appoint M. Fyzul Khan as the Acting Chief Executive Officer beginning on April 12, 1999.

(3) On April 12, 1999, the Board acted to appoint Keith D. Kemp as the Acting Chief Financial Officer beginning on April 12, 1999.



THE FOLLOWING TABLE SHOWS THE COMPENSATION PAID BY THE FUND TO THE DIRECTORS OF THE FUND DURING THE FISCAL YEAR ENDED OCTOBER 31, 1998:

                                          COMPENSATION TABLE

------------------------------ ---------------- -------------------- -------------- ------------------
                                                    PENSION OR         ESTIMATED          TOTAL
                                                    RETIREMENT          ANNUAL        COMPENSATION
                                  AGGREGATE      BENEFITS ACCRUED      BENEFITS       FROM FUND AND
                                COMPENSATION      AS PART OF FUND        UPON         FUND COMPLEX
  NAME OF PERSON, POSITION        FROM FUND          EXPENSES         RETIREMENT    PAID TO DIRECTORS
------------------------------ ---------------- -------------------- -------------- ------------------

Steven H. Adler* Former             None               None              None             None
President

W. Keith Schilit, Director         $5,500              None              None            $5,500

Daniel Calabria, Director          $5,500              None              None            $5,500

Jerome P. Feltenstein,             $5,500              None              None            $5,500
Director

Arthur Salzfass, Director          $5,500              None              None            $5,500


The Fund pays fees of $4,000 per year plus $500 for each meeting attended by directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings.

* In connection with the termination of Vector Index Advisors, Inc. ("Vector") as investment adviser of the Fund, the Board of the Fund accepted as of February 28, 1999, the resignation of Steven H. Adler, Chairman and Present of Vector as a director and officer of the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

(a)   As of April 9, 1999, there were no control persons of the Fund.
(b)   Principal Holders

As of April 9, 1999, the following persons held of record 5% or more of the outstanding shares of common stock of the Fund:


              NAME & ADDRESS                                    % OWNERSHIP
              --------------                                    -----------
Donaldson Lufkin & Jenrette                                           6.3%
Pershing Division
P.O. Box 2052
Jersey City, NJ  7303-2052

National Financial Services Corp.                                    12.5%
Church Street Station, 5th Floor
P.O. Box 3908
New York, NY  10008-3908

National Investor Services                                            7.8%
For the Exclusive Benefit of Our Customers
55 Water Street
New York, NY  10041

FTC & Co.                                                            17.1%
Attn: Datalynx
House Account
P.O. Box 173736
Denver, CO  80217-3736


As of April 9, 1999, the officers and directors of the Fund owned less than 1% of the Fund.




INVESTMENT ADVISORY AND OTHER SERVICES

THE MANAGEMENT AGREEMENT

Subject to the supervision of the Board, current investment advisory and management services are provided to the Fund by ORBITEX Management, Inc., (the "Adviser") pursuant to an Investment Management Agreement dated as of February 28, 1999 (the "Agreement").

The Agreement was approved by the Board and by a majority of the directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors") on February 26, 1999. The Agreement will continue in effect until the earlier of July 1, 1999 or the vote of shareholders either approving or disapproving a new management agreement with the Adviser.

Under the Agreement, the Adviser provides a continuous investment program for the Fund and makes decisions and places orders to buy, sell or hold particular securities. The Adviser also supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services. Under the Agreement, the Adviser is entitled to receive a monthly fee at an annual rate of 0.08 of 1% of the Fund's average daily net assets for services provided to the Fund. In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage and futures commissions; (iii) insurance premiums; (iv) compensation and expenses of Directors other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder, service or transfer agent; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors.

The Adviser will not continue the waiver of fees and reimbursement of expenses arrangements that the previous investment adviser had with the Fund.

For the fiscal year ended 1998, the Fund's previous adviser waived fees and reimbursed the Fund for expenses in the amount of $242,280 which included management fees of $26,302. For fiscal years ended 1996 and 1997 the previous adviser was not entitled to any fees, and reimbursed the Fund for expenses in the amount of $89,199 and $180,781, respectively.

Under the terms of the Agreement, the Adviser will continue to use the administrative services of the present administrator for the Fund. The services provided under the Agreement are subject to the supervision of the officers and directors of the Fund, and include the day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, and assistance in the preparation of the Fund's registration statements under Federal and state laws. In addition to the duties described in the Prospectus, the Adviser, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities on behalf of the Fund: (i) develop a continuing program for the management of the assets of each Fund; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders and negotiate the commissions for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties.

The cost of distributing shares of the Fund is borne by the Adviser. Unaffiliated registered broker-dealers act as, or will act as, distributors of Fund shares at no cost to the Fund.

The Agreement is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days' written notice to the Adviser. The Agreement may also be terminated by the Adviser on 60 days written notice to the Fund. On December 23, 1998, the Board voted to approve the termination of the previous adviser effective at the close of business on February 28, 1999. The previous adviser served as investment adviser to the Fund until that date.

OTHER SERVICE PROVIDERS

PricewaterhouseCoopers LLP, 200 South Biscayne Boulevard, Suite 1900, Miami, Florida 33131 has been chosen to be independent auditors for the Fund.

The Fund employs Mutual Funds Service Co., P.O. Box 7177, 6000 Memorial Drive, Dublin, OH 43017 to provide fund administrative, accounting, dividends/distributions paying agency and transfer agency services. For the services provided, Mutual Funds Service Co., received $36,409, $52,791 and $76,464 for 1996, 1997, and 1998, respectively.

In addition, Star Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund's Custodian.


BROKERAGE ALLOCATION AND OTHER PRACTICES

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser also is authorized by Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Adviser.

The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid
(i) were for
purposes contemplated by the Agreement; (ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients, if any. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

During the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid a total of $124,142, $83,760 and $77,797 in brokerage commissions, respectively.


CAPITAL STOCK

The Fund is authorized to issue 1,000,000,000 shares of common stock, $.001 per value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "Selling Shares." All Fund shares are equal as to earnings assets and voting privileges. There are no conversion, preemption or other subscription rights. Under the Fund's Articles of Incorporation, the Board may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of the Fund outstanding is entitled to share equally in dividends and other distributions and in the net assets of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.


PURCHASES, REDEMPTIONS AND PRICING OF SHARES

NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each day the NYSE is open. The Fund is open for business on days when the NYSE is open. Currently, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included above.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding at such time.

Portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price on such exchanges. Securities listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last available sale price on NASDAQ prior to the time of valuation. Securities that are principally traded in securities markets, but not principally traded on securities exchanges or NASDAQ, are valued at the current bid price prior to the close of the NYSE. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board.

REDEMPTION IN KIND

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed In kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TAXATION OF THE FUND

DISTRIBUTION OF NET INVESTMENT INCOME. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares. The Fund distributes dividends to you on a quarterly basis.

DISTRIBUTIONS OF CAPITAL GAINS. The Fund may derive capital gains and losses in connection with the sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributed to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determined such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTIONS REQUIREMENTS. To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of The Flex-Funds Money Market Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that 19.6% of the dividends paid by the Fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

UNDERWRITERS

The costs of distributing shares of the Fund is borne by the Adviser. Unaffiliated registered broker-dealers act as, or will act as, distributors of Fund shares at no cost to the Fund.


CALCULATION OF PERFORMANCE DATA

From time to time the Fund may quote its average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions.

The Fund also may refer in advertising and promotional materials to its yield. The Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares. The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net assets value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the Fund's yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements.

In addition to standardized return, performance advertisements may also include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year by year rates or any combination thereof.

All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

TOTAL RETURN. Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                          n
                                 P (1 + T) = ERV

Where:

P = a hypothetical initial payment of $1000.

T = average annual total return.

n = the number of years.

ERV = the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

                                  AVERAGE ANNUAL TOTAL RETURNS
                             FOR THE PERIODS ENDED OCTOBER 31, 1998

                                                        FROM MARCH 4, 1991 TO
         PAST ONE YEAR           PAST 5 YEARS             OCTOBER 31, 1998
         -------------           ------------             ----------------

             17.13%                 17.70%                    12.29%

YIELD. Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Yield quotations are calculated according to the following formula:

                                               6
                 YIELD  =  2 [ (   a-b    + 1 )  - 1 ]
                                 --------
                                   cd

Where

a =  dividends and interest earned during the period.

b =  expenses accrued for the period, net of reimbursements.

c = the average daily number of shares outstanding during the period that are entitled to receive dividends.

d =  the maximum offering price per share on the last day of the period.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. For the 30-day period ended October 31, 1998, the yield of the Fund was 1.7625%.

OTHER INFORMATION. The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to comparisons of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, and Barron's.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP serves as independent public accountants for the Fund, and in its capacity as such, audits the Fund's financial statements. The Fund's Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of PricewaterhouseCoopers LLP for the fiscal year ended October 31, 1998 are included in the Fund's Annual Report to shareholders. You may request a copy of the Annual Report, without charge, by writing to the Fund or calling (800) 333-4276. The foregoing financial statements, as supplemented by the addition of Notes 6 and 7 and the Report of Independent Accountants, dated December 30, 1998, except for Notes 6 and 7, as to which the date is March 9, 1999, are included on the following pages of this SAI.

ASM INDEX 30 FUND, INC,
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998


                                       PERCENT OF TOTAL
                                          NET ASSETS        SHARES            VALUE
COMMON STOCKS:
AEROSPACE
Boeing Co.                                                  13,900         $   521,250
United Technologies Corp.                                   13,900           1,323,975
                                             6.2%                            1,845,225

ALUMINUM
Aluminum Company of America                  3.7%           13,900           1,101,575

AUTO AND TRUCK
General Motors Corp.                         3.0%           13,900             876,569

BANKING
J. P.  Morgan Corp.                          4.4%           13,900           1,310,075

BEVERAGE
Coca-Cola Co.                                3.2%           13,900             939,988

CHEMICAL
E.I. du Pont Nemours & Co.                                  13,900             799,250
Union Carbide Corp.                                         13,900             535,150
                                             4.5%                            1,334,400

COMPUTER & PERIPHERALS
International Business Machines Corp.        7.0%           13,900           2,063,281

CONSUMER PRODUCTS
Procter & Gamble Co.                         4.2%           13,900           1,235,362

DIVERSIFIED
AlliedSignal, Inc.                                          13,900             541,231
Minnesota Mining & Manufacturing Co.                        13,900           1,112,000
                                             5.6%                            1,653,231

DRUG
Merck & Co, Inc.                             6.4%           13,900           1,879,975

ELECTRICAL EQUIPMENT
General Electric Corp.                       4.1%           13,900           1,216,250

FINANCIAL SERVICES
American Express Co.                         4.2%           13,900           1,228,413


                                                             PERCENT OF TOTAL
                                                                NET ASSETS         SHARES           VALUE
HEALTH
Johnson & Johnson                                                   3.8%           13,900           1,132,850

INSURANCE
Citigroup, Inc.                                                     2.2%           13,900             654,169


MACHINERY
Caterpillar Inc.                                                    2.1%           13,900             625,500

MULTIMEDIA
The Walt Disney Co.                                                 1.3%           13,900             374,431

OFFICE AUTOMATION & EQUIPMENT
Hewlett-Packard Co.                                                 2.8%           13,900             836,606

OIL/GAS
Chevron Corp.                                                                      13,900           1,132,850
Exxon Corp.                                                                        13,900             990,375
                                                                    7.2%                            2,123,225

PAPER & FOREST PRODUCTS
International Paper Co.                                             2.2%           13,900             645,481

PHOTOGRAPHIC EQUIPMENT AND SUPPLIES
Eastman Kodak Co.                                                   3.6%           13,900           1,077,250

RESTAURANT
McDonald's Corp.                                                    3.1%           13,900             929,563

RETAIL STORE
Sears, Roebuck & Co.                                                               13,900             624,631
Wal-Mart Stores, Inc.                                                              13,900             959,100
                                                                    5.4%                            1,583,731
TELECOMMUNICATION SERVICES
American Telephone & Telegraph Corp.                                2.9%           13,900             865,275

TIRE AND RUBBER
The Goodyear Tire & Rubber Co.                                      2.5%           13,900             748,863

TOBACCO
Philip Morris Companies, Inc.                                       2.4%           13,900             710,637
                                                                                                   ----------

TOTAL COMMON STOCKS
(Cost $26,626,247)                                                 98.2%*                          28,991,925
                                                                                                   ----------

REPURCHASE AGREEMENT:
Star Bank
         4.70%, entered into 10/30/98, due 11/02/98                                $591,000           591,000
         Collateralized by $605,000 GNMA 6.625%, 9/20/22
         with market value of $607,620



                                                            PERCENT OF TOTAL
                                                                NET ASSETS          SHARES         VALUE
TOTAL REPURCHASE AGREEMENT                                          2.0%                              591,000
                                                                                                   ----------
(Cost $591,000)



TOTAL INVESTMENTS                                                 100.2%                           29,582,925
                                                                                                  -----------
(Cost $27,217,247)

LIABILITIES IN EXCESS OF OTHER ASSETS                              -0.2%                              (47,864)
                                                                                                  -----------

TOTAL NET ASSETS                                                  100.0%                          $29,535,061
                                                                                                  -----------
                                                                                                  -----------


*Total consists of individual percentages which have been rounded.

The accompanying notes are an integral part of these financial statements.

ASM INDEX 30 FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998


Assets:

Investments in common stocks, at market value                                                 $  28,991,925
(cost $26,626,247)
Repurchase agreements, at cost                                                                      591,000
Cash                                                                                                    531
Interest and dividends receivable                                                                    20,808
Receivable from adviser                                                                              92,872
Prepaid expense and other assets                                                                     34,602
                                                                                              -------------
Total Assets                                                                                     29,731,738
                                                                                              -------------

Liabilities:

Payable for capital shares redeemed                                                                 129,780
Accrued expenses                                                                                     66,897
                                                                                              -------------
Total Liabilities                                                                                   196,677
                                                                                              -------------


Net Assets                                                                                    $  29,535,061
                                                                                              -------------
                                                                                              -------------

Components of Net Assets:

Capital paid-in                                                                               $  26,449,017
Accumulated undistributed net realized gains from
investment transactions                                                                             720,366
Net unrealized appreciation of investments                                                        2,365,678
                                                                                              -------------
Total Net Assets                                                                              $  29,535,061
                                                                                              -------------
                                                                                              -------------

Capital Shares Outstanding
($0.001 par value, 1,000,000,000 shares authorized)                                               1,552,908

Net Asset Value - - Offering and Redemption Price Per Share                                   $       19.02
                                                                                              -------------
                                                                                              -------------


The accompanying notes are an integral part of these financial statements.


ASM INDEX 30 FUND, INC.
STATEMENT OF OPERATIONS
OCTOBER 31, 1998


Investment Income:

Dividends                                                                                     $    547,620
Interest                                                                                            37,229
                                                                                              ------------
         Total investment income                                                                   584,849
                                                                                              ------------

Expenses:
Management fees                                                                                     26,302
Professional fees                                                                                   45,900
Custodian fees                                                                                      33,291
Trustee fees                                                                                        24,000
Legal expense                                                                                       42,822
Administrative fees                                                                                 24,167
Registration and filing fees                                                                        30,016
Transfer agent and accounting fees                                                                  52,297
Printing and postage                                                                                14,084
Other expenses                                                                                       7,154
                                                                                              ------------
         Total expenses                                                                            300,033
                                                                                              ------------
Less:    Reimbursement of expenses by adviser                                                     (242,280)
                                                                                              -------------
         Total expenses - net                                                                       57,753
                                                                                              ------------

         Investment income - net                                                                   527,096
                                                                                              ------------

Realized and Unrealized Gains from Investments:

  Net realized gains from investment transactions                                                3,568,516
   Change in unrealized appreciation of investments                                                592,550
         Net realized and unrealized gains from investments                                      4,161,066
                                                                                              ------------

Net Increase in Net Assets Resulting from Operations                                          $  4,688,162
                                                                                              ------------
                                                                                              ------------


The accompanying notes are an integral part of these financial statements.

ASM INDEX 30 FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR                        YEAR
                                                                     ENDED                       ENDED
                                                                   OCTOBER 31,                 OCTOBER 31,
                                                                      1998                        1997
                                                                      ----                        ----
Increase in net assets:

Operations:

   Net investment income                                        $     527,096                $     430,876
   Net realized gains from investment transactions                  3,568,516                    5,534,868
   Change in unrealized appreciation of investments                   592,550                    1,680,860
                                                                -------------                -------------

   Net increase in net assets resulting from operations             4,688,162                    7,646,604
                                                                -------------                -------------

Distributions to shareholders:

   From net investment income                                        (453,542)                    (430,876)
   In excess of net investment income                                     ---                      (63,140)
   From net realized gains                                         (1,846,825)                    (208,768)
                                                                 ------------                 ------------

     Net decrease in net assets resulting from distribution
         to shareholders                                           (2,300,367)                    (702,784)
                                                                 ------------                 ------------

Capital share transactions:

   Proceeds from shares issued                                     79,003,347                   77,870,255
   Reinvestment of distributions                                    1,766,644                      590,838
   Cost of shares redeemed                                        (74,749,547)                 (73,593,574)
                                                                 ------------                 ------------

     Net increase in net assets resulting from capital
         share transactions                                         6,020,444                    4,867,519
                                                                 ------------                 ------------

Total increase in net assets                                        8,408,239                   11,811,339
                                                                 ------------                 ------------

Net assets - beginning of period                                   21,126,822                    9,315,483
                                                                 ------------                 ------------


Net assets - end of period                                       $ 29,535,061                 $ 21,126,822
                                                                 ------------                 ------------
                                                                 ------------                 ------------

Changes in shares outstanding:

   Shares issued                                                    4,211,829                    4,853,861
   Shares issued in connection with reinvestment
         of distributions                                              99,745                       36,286
   Shares redeemed                                                 (3,986,563)                  (4,321,722)
                                                                 ------------                 ------------

   Net increase in shares outstanding                                 325,011                      568,425
                                                                 ------------                 ------------
                                                                 ------------                 ------------

The accompanying notes are an integral part of these financial statements.

ASM INDEX 30 FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED OCTOBER 31,
                                                       1998           1997         1996        1995(a)      1994(a)
                                                      -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $17.21        $14.13       $11.37        $9.78       $10.07

INVESTMENT OPERATIONS:
         Net investment income                           0.32         0.18          0.08         0.00         0.56
         Net gains (losses) from investments
         (realized and unrealized)                       2.54         3.34          2.76         1.77        -0.16
                                                         ----         ----          ----         ----        -----
     Total from investment operations                    2.86         3.52          2.84         1.77         0.40
                                                         ----         ----          ----         ----         ----

DISTRIBUTIONS:
         From net investment income                     -0.27        -0.18         -0.07        -0.05        -0.52
         In excess of net investment income              0.00        -0.11         -0.01        -0.13         0.00
         From net realized gains                        -0.78        -0.15          0.00         0.00         0.00
         Tax return of capital                           0.00         0.00          0.00         0.00        -0.17
                                                      -------      -------         ------      ------       ------
     Total Distributions                                -1.05        -0.44         -0.08        -0.18        -0.69
                                                      -------      -------         ------      ------       ------

NET ASSET VALUE, END OF YEAR                           $19.02       $17.21        $14.13       $11.37        $9.78
                                                      -------      -------         ------      ------       ------
                                                      -------      -------         ------      ------       ------

TOTAL RETURN                                            17.13%       25.18%         25.01%      18.10%        3.97%
                                                      -------      -------         ------      ------       ------
                                                      -------      -------         ------      ------       ------

RATIOS/SUPPLEMENTAL DATA:

         Net assets, end of year (000)                $29,535      $21,127         $9,315      $9,704       $7,277
         Ratio of expenses to average
           net assets*                                   0.18%        0.42%          1.86%       3.01%**      0.75%
         Ratio of net investment
           income to average net assets*                 1.60%        1.51%          0.53%       0.04%        2.17%
         Portfolio turnover rate***                       196%         265%           391%        340%        1193%


* Ratios are presented net of fees voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as follows: ratio of expenses to average net assets would have been 0.91%, 1.05%, 2.59%, 5.77%, and 2.94% for 1998, 1997, 1996, 1995, and 1994, respectively; ratio of net investment income (loss) to average net assets would have been 0.87%, 0.88%, (0.20%), (2.72%) and (0.02%) for 1998, 1997, 1996, 1995 and 1994, respectively.
As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October 31, 1995 and 1994, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated.

** Includes $50,460 of interest expense not subject to the expense reimbursement agreement.

*** The Fund continues to be as fully invested in equities as possible. Therefore, portfolio turnover is higher than most equity mutual funds because purchases and sales of portfolio securities are necessary for settlement of transactions requested by Fund shareholders and stock splits by the companies in the DJIA require the Fund to purchase and sell portfolio securities to maintain the Fund's investment in an equal number of shares of such companies.

(a)  Audited by predecessor auditor.

The accompanying notes are an integral part of these financial statements.

ASM INDEX 30 FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998

ASM Index 30 Fund, Inc. (the "Fund") was incorporated in Maryland on April 25, 1990 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, diversified, open-end management investment company. The Fund has an investment objective of providing total return through a combination of capital appreciation and current income.

1.       SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.

SECURITY VALUATION

         Portfolio securities are listed on a national securities exchange and are stated at the last reported sales price on the day of valuation.

SECURITY TRANSACTIONS

         The Fund records purchases of investments one business day after trade date and sales of investments on the trade date. Realized gains and losses from sales of investments are calculated on the specific identification basis. Interest income is recognized on the accrual basis, and dividend income is recorded on the ex-dividend date.

REPURCHASE AGREEMENTS

         Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund may invest in repurchase agreements with institutions believed by Vector Index Advisors, Inc. (the "Adviser") to present minimum credit risk. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

CASH AND CASH EQUIVALENTS

         Cash and cash equivalents consist of cash on deposit with the custodian.

DISTRIBUTIONS TO SHAREHOLDERS

         Distributions to shareholders are recorded on the ex-dividend date. On a quarterly basis, the Fund declares and pays dividends from net investment income, if any. On an annual basis, the Fund declares and pays net capital gain dividends, if any.

         Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses and the Fund's use of the accounting practice of tax equalization, whereby a portion of the costs of capital shares redeemed is attributable to distributions to shareholders. Permanent book and tax basis differences have been reclassified among the components of net assets.


FEDERAL INCOME TAXES

         The Fund intends to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

2.       INVESTMENT ADVISORY FEES

         The Fund operates under an investment management agreement (the "Agreement") with the Adviser. The Agreement provides for compensation to the Adviser at an annual rate of 0.08% of the Fund's average daily net assets. Pursuant to the Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, and occupancy and certain clerical and administrative costs involved in portfolio management. The Fund bears all other costs and expenses.

         Certain officers and directors of the Fund are also officers and directors of the Adviser. Commencing January 15, 1997, the Adviser voluntarily agreed to limit expenses of the Fund to 0.18% of the Fund's average daily net assets. Pursuant to commitments made to the Fund by the Adviser, the Adviser reimbursed the Fund $242,280 for the year ended October 31, 1998. The Board of Directors of the Fund has obtained confirmation that the Adviser has made arrangements to assure availability of funds to discharge the Fund's obligations. All amounts due under statutory and voluntary expense limitations were paid by the Adviser within 30 days of the end of the fiscal year.

3.       INVESTMENT TRANSACTIONS

         For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term securities) were $65,649,422 and $61,747,953, respectively. As of October 31, 1998, the aggregate cost basis of investments for Federal income tax purposes was $28,005,998 and net unrealized appreciation of investments for Federal income tax purposes was comprised of the following:

         Gross unrealized appreciation of investments         $ 3,162,749
         Gross unrealized depreciation of investments          (1,585,822)
                                                              -----------
         Net unrealized appreciation of investments           $ 1,576,927
                                                              -----------
                                                              -----------
4.       FINANCIAL HIGHLIGHTS RESTATEMENT

         During the year ended October 31, 1996, the Fund, in consultation with its auditors and legal counsel, determined, based on information available at the time, that the Fund did not qualify as a regulated investment company under the Internal Revenue Code for the years ended October 31, 1995 and 1994. As such, the Fund would be subject to accrued Federal income taxes and interest of approximately $1,312. The Adviser has agreed to pay these costs.

         Also, advisory fees in the amount of $23,443 for the period from April 16, 1995 to October 31, 1995 should not have been accrued by the Fund nor reimbursed by the Adviser. As a result, the expense ratios before reimbursement in the Financial Highlights have been restated to reflect these changes. Prior to restatement, such ratios were 5.94% and 2.55% for the years ended October 31, 1995 and 1994, respectively. All amounts discussed above as well as amounts due under statutory and voluntary expense limitations are reflected in the receivable from adviser on the Statement of Assets and Liabilities.

5.       INVESTMENT ADVISER EVENTS

         The Fund had received a commitment from its Adviser (the "expense commitment") that the Adviser would waive payment of its advisory fee, or would otherwise pay to the Fund amounts by which the actual expenses of the Fund exceed eighteen basis points of the Fund's average net assets. Subsequent to October 31, 1998, the Fund was reimbursed by the Adviser for all expenses owed through that date. Recently, the Board of Directors of the Fund was advised by its Adviser of financial information which required the Board to consider whether the Adviser would be able to continue to fulfill the expense commitment in the future. Absent the expense commitment, the expense ratio for the Fund would be materially higher than the Fund had to bear under the terms of the expense commitment.

         The Chairman and President of the Adviser, who is also a Director and Officer of the Fund, requested and has received approval for a leave of absence for personal reasons from all positions with the Fund, and from the day to day operation of the Adviser with respect to the Fund. Other officers and employees of the Adviser and the Fund continue to operate the Fund under the supervision of the independent directors of the Fund.

         On December 23, 1998, at a meeting of the independent members of the Board of Directors, the directors voted to notify the Adviser of the termination of the present investment advisory agreement effective sixty days after delivery of notice of termination of the agreement. During this sixty-day period, the Board will solicit proposals from other funds and advisers, and will consider alternative arrangements. Such alternatives include a recommendation that shareholders vote to approve a new investment advisory relationship with another adviser, or vote to reorganize the Fund with another fund in a tax free reorganization or, in the absence of such options, vote to terminate the Fund and distribute its assets to the shareholders. Subsequent to October 31, 1998, the Board has established a reserve for the expense of implementing such alternatives.

         Pending resolution of these concerns, the Board is confident that the custodian bank, transfer agent, accounting services agent, independent accountants and counsel for the Fund can continue to provide the services required for the conduct of the Fund's business.

6.       LEGAL PROCEEDINGS

         On February 8, 1999, a suit was filed against a former director and officer of the Fund; the investment adviser of the Fund; and the Fund alleging that the former officer of the Fund failed to invest in the Fund amounts purportedly paid by the plaintiffs to the investment adviser of the Fund. The relief sought is the recovery of the investment amounts and interest thereon, additional general, consequential and incidental damages, legal costs and disbursements, and declaratory and injunctive relief to preclude the Fund from transferring or permitting the dissipation of its assets. With the possible exception of Steven H. Adler, the former officer and director of the Fund, the Fund had no knowledge that the amounts purportedly paid by the plaintiffs to the former investment adviser were, as the plaintiffs have alleged, to be invested in the Fund. The Fund and its counsel are investigating this matter and the possibility that other unasserted claims or improprieties exist. At the present time, the liability of the Fund, if any, is not readily determinable.

7.       NEW INVESTMENT ADVISER AND REORGANIZATION

         On February 26, 1999, the Board of Directors of the Fund approved an interim investment management contract ("Interim Contract") naming ORBITEX Management, Inc. ("ORBITEX") as the new investment adviser of the Fund. The Fund and ORBITEX entered into the Interim Contract effective on March 1, 1999, following the termination of the previous investment adviser. The terms and conditions of the Interim Contract are substantially the same as the management contract that was terminated, but that ORBITEX will not limit the Fund's expenses to 0.18% of the average daily net assets of the Fund beginning on March 1, 1999. The Interim Contract will remain in effect until the earlier of July 1, 1999 or the vote of the shareholders at a special shareholder meeting approving or disapproving a new investment management contract between the Fund and ORBITEX. The Board has also recommended that the shareholders of the Fund approve a tax-free reorganization between the Fund and an investment company managed by ORBITEX.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

         For the taxable year ended October 31, 1998, 19.6% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations, and distributions from long-term capital gains for the Fund were $4,126,336.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of ASM Index 30 Fund, Inc. (the "Fund")

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principals. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights before restatement for the years ended October 31, 1995 and 1994 were audited for other auditors, whose report dated December 27, 1995 expressed an unqualified opinion. We also audited the adjustments described in Note 4 that were applied to restate the expense ratios included in the financial highlights for the years ended October 31, 1995 and 1994. In our opinion such adjustments are appropriate and have been properly applied. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which include confirmation of securities owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As disclosed in Notes 5 and 7 to the financial statements, the Board of Directors of the Fund voted to notify the Fund's investment adviser of the termination of the present investment advisory agreement and has entered into alternative arrangements for managing the Fund under a new investment advisory agreement. Pursuant to the new investment advisory agreement, the Fund's annual expenses, effective March 1, 1999, will not be limited to .18% of the average daily net assets of the Fund. In addition, the Board has recommended that shareholders approve reorganizing the Fund with another fund in a tax-free reorganization. In the absence of such a reorganization, the Board would consider terminating the Fund and distributing its assets to the shareholders. Any of these alternatives could result in further material changes in the Fund's future investment objectives, operations, or expense ratios. No adjustments have been made to the financial statements as a result of this matter.

As disclosed in Note 6 to the financial statements, on February 8, 1999 a suit was filed alleging that a former officer of the Fund failed to invest in the Fund amounts paid by the plaintiffs to the former investment adviser of the Fund. The relief sought is recovery of the investment amounts and interest thereon, other consequential and incidental damages, and declaratory and injunctive relief to preclude the Fund from transferring or permitting the dissipation of its assets. At the present time, the liability of the Fund, if any, is not readily determinable nor is it readily determinable whether other individuals may file additional suits or make additional claims alleging similar improprieties. No adjustments have been made to the financial statements as a result of this matter.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
December 30, 1998, except for Note 6 and Note 7
as to which the date is March 9, 1999

                                   APPENDIX A

                  DEFINITIONS OF STANDARD & POOR'S BOND RATINGS

Standard & Poor's Ratings Group gives ratings to bonds that range from AAA to D. The Fund may invest in bonds with ratings of CC above. Definitions of these ratings are set forth below.

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC

         Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX B

                              MOODY'S BOND RATINGS

Moody's Investors Service, Inc. gives ratings to bonds that range from Aaa to
D. Definitions of these ratings are set forth below. The Fund may invest in bonds with any ratings of Caa or better.

Aaa - These bonds are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa - These bonds are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - These are bonds which possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - These bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - These are bonds judged to have speculative elements; their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.

B - These bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - These are bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - These bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C - These are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)      (1) Articles of Incorporation is filed herewith as Exhibit EX-99B(1).

         (2) Articles of Amendment dated January 11, 1991 is filed herewith as Exhibit EX-99B(2).

         (3) Articles of Amendment to Articles of Incorporation dated August 26, 1997 is filed herewith as Exhibit EX-99B(3).

(b)      By-laws are filed herewith as Exhibit EX-99B(4).

(c)      Not Applicable.

(d) Management Agreement between ASM Index 30 Fund, Inc. and ORBITEX Management, Inc. dated February 28, 1999 is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on March 12, 1999.

(e)      Not Applicable.

(f)      Not Applicable.

(g)      Custodian Agreement is filed herewith as Exhibit EX-99.B(5).

(h)      (1) Administration Agreement (Transfer Agency) is filed herewith as
             Exhibit EX-99.B(6).

         (2) Accounting Services Agreement is filed herewith as Exhibit EX-99.B(7).

         (3) Administration Services Agreement is filed herewith as Exhibit EX-99.B(8).

(i)      (1) Opinion concerning the legality of shares is filed herewith as
             Exhibit EX-99.B(9).

         (2) Consent concerning the legality of shares is filed herewith as Exhibit EX-99.B(10).

(j)      Consent of auditors is filed herewith as Exhibit No. EX-99.B(11).

(k)      Not Applicable.

(l)      Not Applicable.

(m)      Not Applicable.

(n) Financial Data Schedule for the ASM Index 30 Fund is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on March 12, 1999.

(o)      Not Applicable.

(p) Power of Attorney granted by Jerome Feltenstein; Daniel Calabria; and Arthur Salzfass is filed herewith as Exhibit EX-99.B(12).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

See "Management of the Fund" in Part A of this Registration Statement.

ITEM 25. INDEMNIFICATION.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article Tenth of the Fund Articles of Incorporation (Exhibit 1 to the Registration Statement) and section 2-418 of the Maryland General Corporation Law, officers and directors of the Registrant may be indemnified against liabilities in connection with the Registration, unless it is proved that (i) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) the director actually received an improper personal benefit in money, property or services, or (iii)in the case of a criminal proceedings, the director had reasonable cause to believe that the act of omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 2(d) of the Management Agreement limits the liability of ORBITEX Management, Inc. to losses resulting from a breach of fiduciary duty with respect to their receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in section 36(b) of the 1940 Act) or losses resulting from willful misfeasance, bad faith or gross negligence in performance of its duties and obligation under the Management Agreement.

The Registrant undertakes to apply the indemnification provisions of its Articles of Incorporation and the Investment Management Agreement in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Reference is made to Part A of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940, as amended, by ORBITEX Management, Inc. (File No. 801-52312).


ITEM 27. PRINCIPAL UNDERWRITER

Not Applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Registrant and Registrant's custodian and shareholder service agent, as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, and all other records will be maintained by the Custodian and Shareholder Service Agent.


ITEM 29. MANAGEMENT SERVICES.

All management-related service contracts are discussed in Parts A or B of this Registration Statement.


ITEM 30. UNDERTAKINGS.

Registrant hereby undertakes to conduct its operations in accord with the director removal and shareholder assistance provisions of Section 16(c) of the Investment Company Act of 1940.

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 12th day of April, 1999.

                                  ASM Index 30 Fund, Inc.
                                  Registrant


                                  By:/s/ M. Fyzul Khan
                                     ----------------------------------
                                         M. Fyzul Khan
                                         Acting Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                  TITLE                      DATE
---------                  -----                      ----
/s/ Jerome Feltenstein     Director                   April 12, 1999
Jerome Feltenstein

/s/ W. Keith Schilit       Director                   April 9, 1999
W. Keith Schilit

/s/ Daniel Calabria        Director                   April 12, 1999
Daniel Calabria

/s/ Arthur Salzfass        Director                   April 12, 1999
Arthur Salzfass

M. Fyzul Khan              Acting Chief               April 12, 1999
M. Fyzul Khan              Executive Officer

Keith D. Kemp              Acting Chief               April 12, 1999
Keith D. Kemp              Financial Officer

                                  EXHIBIT INDEX


FORM N-1A                                                           EDGAR
EXHIBIT NO.                                                      EXHIBIT  NO.
23(a)(1)             Articles of Incorporation                    EX-99.B(1)

23(a)(2)             Articles of Amendment                        EX-99.B(2)

23(a)(3)             Articles of Amendment                        EX-99.B(3)

23(b)                By-laws                                      EX-99.B(4)

23(g)                Custodian Agreement                          EX-99.B(5)

23 (h)(1)            Administration Agreement (Transfer Agency)   EX-99.B(6)

23 (h)(2)            Accounting Services Agreement                EX-99.B(7)

23 (h)(3)            Administration Services Agreement            EX-99.B(8)

23 (i)(1)            Opinion Concerning the
                     Legality of Shares                           EX-99.B(9)

23 (i)(2)            Consent Concerning the
                     Legality of Shares                           EX-99.B(10)

23 (j)               Consent of Auditors                          EX-99.B(11)

23 (p)               Power of Attorney                            EX-99.B(12)
